EXHIBIT 32

ASHLAND GLOBAL HOLDINGS INC.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Ashland Global Holdings Inc. (the “Company”) on Form 10-Q for the period ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, William A. Wulfsohn, Chief Executive Officer of the Company, and J. Kevin Willis, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William A. Wulfsohn
William A. Wulfsohn
Chief Executive Officer
January 27, 2017

/s/ J. Kevin Willis
J. Kevin Willis
Chief Financial Officer
January 27, 2017